Common Stock	12 Months Ended
Dec. 31, 2014
Common Stock and Preferred Stock [Abstract]
COMMON STOCK
11.	COMMON STOCK

Common stock consists of 50,000,000 authorized shares of $0.001 each, 3,780,847 and 2,425,635 shares issued and 3,453,847 and 2,098,635 shares outstanding as of December 31, 2014 and 2013, respectively.

On March 6, 2014, in terms of a settlement agreement into, as disclosed under litigation in note 17 below, the 78,750 Common shares issued to Los Alamos National Security LLC were returned to the Company and all future claims against the equity of the Company were extinguished. These shares were cancelled and are available for reissue.

On December 31, 2014, we  sold in a private placement offering (the “Private Placement”) 716,981 units at a per unit price of $7.00, each unit (the “Units”) consisting of four shares of Common Stock, prior to the reverse stock split and a five year warrant (the “Private Placement Warrants”) to acquire one share of Common Stock at an exercise price of $1.75 per share, prior to the reverse stock split, to accredited investors for aggregate cash proceeds of $5,018,867 pursuant to a master purchase agreement entered into with the investors (the ”Purchase Agreements”). On January 7, 2015, we consummated the second closing in the Private Placement and sold an additional 548,019 Units for additional aggregate cash proceeds of $3,836,133, prior to the reverse stock split. The aggregate total number of Units sold in both closings was 1,265,000 Units, prior to the reverse stock split, for total gross proceeds of $8,855,000. The number of shares of common stock issued and five year warrants to acquire one share of common stock in terms of the private placement amounted to approximately 2,530,000 and 632,531, respectively, after rounding up each fractional share or warrant after giving effect to the reverse stock split. In connection with the Private Placement, we have agreed to prepare and file a registration statement with the SEC for the resale by the purchasers of all of the Common Stock and the Common Stock underlying the Private Placement Warrants and all shares of Common Stock issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect thereto.  In addition, we agreed to register the shares of Common Stock underlying the Placement Agent Warrants.

The Company retained Taglich Brothers, Inc., as the exclusive placement agent for the Offering. In connection therewith, the Company agreed to pay the placement agent an eight percent (8%) commission from the gross proceeds of the Offering ($708,400) and reimbursed approximately $35,000 in respect of out of pocket expenses, FINRA filing fees and related legal fees incurred by the placement agent in connection with the Offering. As of December 31, 2014, the Company has paid and recorded $439,010 as share issue expenses related to common stock issuance.

Subsequent to year end, on January 31, 2015, in accordance with the terms of the various exchange agreements (the “Series B Preferred Stock Exchange Agreements”) entered into between the Company, and the holders of its outstanding Series B Preferred Stock, each holder of Series B Preferred Stock  exchanged all of their shares of Series B Preferred Stock for the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) determined by dividing the sum of the amount of the holder’s initial investment in the Series B Preferred Stock, plus all accrued and unpaid dividends owed to the holder, by $3.50. All 2,133,947 outstanding shares of the Company’s Series B Preferred Stock, including accrued and unpaid dividends thereon, were exchanged for 1,803,820 shares of the Common Stock, resulting in no shares of Series B Preferred Stock remaining outstanding.